UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2009

DATONE, INC.
(Exact name of registrant s specified in its charter)

Delaware	000-53075	16-1591157
(State or other jurisdiction of incorporation)	Commission File Number	IRS Employer Identification No.

7325 Oswego Road Liverpool, New York  13090
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, include area code: (315) 451 7515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Board of Directors of Datone, Inc. held a meeting on February 17, 2009 and resolved to form a new corporation in the State of Delaware.  A Certificate of Incorporation was filed with the Delaware Division of Corporations in the name of Datone Tel, Inc. on February 26, 2009.  The purpose of the new corporation is to acquire the assets of Datone, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATONE, INC.

Date February 26, 2009	By:	/s/ Craig Burton
Craig Burton, Chief Executive Officer